UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2020

REIGN RESOURCES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-204486	47-2573116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9465 Wilshire Boulevard Beverly Hills, CA		90212
(Address of principal executive offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code: (213) 457-3772

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03.      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 18, 2020, the Company's board of directors and majority voting shareholder approved an amendment to the Company's certificate of incorporation, in order to increase the number of authorized shares of the Company's common stock, par value $0.0001 per share, from 150,000,000, to 1,000,000,000. On May 12, 2020, the Company received the amended certificate of incorporation from the Delaware Secretary of State, citing the increase in the Company's authorized common shares from 150,000,000 to 1,000,000,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2020

REIGN RESOURCES CORPORATION

/s/ Joseph Segelman
By: Joseph Segelman
Chief Executive Officer